UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

              Date of Report:     December 19, 2000
      (Date of Earliest Event Reported:  December 14, 2000)

                   EL PASO ENERGY CORPORATION
     (Exact name of Registrant as specified in its charter)


     DELAWARE             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
   jurisdiction           Number)          Identification
 of incorporation)                             Number)

                     El Paso Energy Building
                      1001 Louisiana Street
                      Houston, Texas 77002
      (Address of principal executive offices)  (Zip Code)


                         (713)  420-2131
      (Registrant's telephone number, including area code)


                               N/A
  (Former name or former address, if changed since last report)


Item 7.  Financial Statements and Exhibits.

         El Paso Energy Corporation (the "Registrant) is filing herewith the following exhibits in connection with the offering of medium term notes pursuant to its Registration Statement on Form S-3 (No. 333-86049) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus dated December 3, 1999, the Prospectus Supplement dated December 13, 2000 and the Pricing Supplement dated December 14, 2000 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933:

   1.1  Terms   Agreement  dated  December  14,  2000  among  the
        Registrant, Banc of America Securities LLC, ABN AMRO
        Incorporated and Chase Securities Inc.

   1.2  First  Amendment to Restated Distribution Agreement dated
        December 13, 2000 among the Registrant, Banc of America
        Securities LLC, ABN AMRO Incorporated and Chase Securities Inc.

   4.1  Form of 6.950% Medium Term Senior Note due 2007.

   5.1 Opinion and consent of Andrews & Kurth L.L.P. regarding the legality of the securities.

   8.1 Opinion and consent of Andrews & Kurth L.L.P. with respect to certain federal income tax matters.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              By:  /s/ Jeffrey I. Beason
                                  -----------------------
                                     Jeffrey I. Beason
                                   Senior Vice President
                                      and  Controller
                                 (Chief Accounting Officer)
Dated:  December 19, 2000

                          EXHIBIT INDEX

Exhibit
 No.    Description
------- -----------

1.1    Terms  Agreement dated December 14,  2000  among  the
       Registrant, Banc of America Securities LLC, ABN  AMRO
       Incorporated and Chase Securities Inc.

1.2 First Amendment to Restated Distribution Agreement dated December 13, 2000 among the Registrant, Banc of
       America  Securities  LLC, ABN AMRO  Incorporated  and
       Chase Securities Inc.

4.1    Form of 6.950% Medium Term Senior Note due 2007.

5.1    Opinion  and  consent  of  Andrews  &  Kurth   L.L.P.
       regarding the legality of the securities.

8.1 Opinion and consent of Andrews & Kurth L.L.P. with respect to certain federal income tax matters.